-----------------------------
                          Annual Report August 31, 1998
                          -----------------------------

                                   OPPENHEIMER

                                     Equity
                                   Income Fund


                                [GRAPHIC OMITTED]


                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

 Report highlights
--------------------------------------------------------------------------------

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's Manager

 9 Fund Performance

13 Financial
   Statements

35 Independent
   Auditors' Report

36 Federal
   Income Tax
   Information

37 Shareholder
   Meeting

38 Officers and
   Trustees

40 Information and Services

o The Fund continued to provide competitive performance relative to its peers in the income category for Class A shares, ranking in the top half of funds as measured by Lipper Analytical Services for the one-year period ended September 30, 1998.(1)

o The Fund took profits in certain financial services and retailing stocks whenever they became highly valued.

o Heightened volatility began to hit the U.S. stock market in mid-1998 when the Asian crisis constrained economic growth and corporate earnings.

------------------------------
Avg Annual Total Returns
------------------------------

For the 1-Year Period
Ended 8/31/98

Class A
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
------------------------------
 6.17%            0.06%
------------------------------

Class B
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
------------------------------
 5.32%            0.45%
------------------------------

Class C
 Without          With
 Sales Chg.(2)    Sales Chg.(3)
------------------------------
 5.30%            4.33%
------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Source: Lipper Analytical Services, Inc., 9/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 27 out of 80 (1-year), 1 out of 22 (5-year) and 4 out of 12 (10-year) among income funds for the period ended 9/30/98.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to a 0.75% annual asset-based sales charge.


                        2 Oppenheimer Equity Income Fund

 Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]

James C. Swain
Chairman
Oppenheimer
Equity Income Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Equity Income Fund

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

     Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

     What should you do during this period of relative uncertainty? If you have well-defined long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

     As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.


Sincerely,


/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
September 22, 1998


                        3 Oppenheimer Equity Income Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

"The U.S. stock market appears to have experienced a shift in investor sentiment."

How did the Fund perform during the 12-month period ended August 31, 1998?

We're pleased that Oppenheimer Equity Income Fund provided competitive returns while helping to manage risks amid heightened market volatility. The Fund continued to provide competitive performance relative to its peers in the income category for Class A shares, ranking in the top half of funds as measured by Lipper Analytical Services for the one-year period ended September 30, 1998.(1)

Why has the stock market become increasingly volatile in recent months?

The U.S. stock market appears to have experienced a shift in investor sentiment. For the past several years, the stock market's rise has been fueled by investors' preference for large, well-established companies providing consistent earnings growth. As long as these companies' earnings continued to grow in line with analysts' expectations, investors believed that they would be rewarded. Valuations--a stock's price relative to the company's earnings--seemed to become a secondary consideration. As a result, over the past few years, many large companies' stocks sold at unusually high valuations.


                        4 Oppenheimer Equity Income Fund

[PHOTO]

Portfolio Management
Team (l to r)
John Doney
(Portfolio Manager)
Bruce Bartlett

During the past several months, however, investors have been reacting to signs that a slower economy may negatively affect large companies' earnings growth. They appeared to be paying greater attention to valuations, and some have been selling stocks that they consider too expensive relative to lower earnings expectations.

Why is the growth rate of corporate earnings slowing down?

The financial crisis in Asia, which began late last year, has reduced demand for U.S. exports and has made Asian imports more competitive in the United States. As a result, many large companies and the U.S. economy are growing more slowly.

How has the bond market reacted to a slowing economy?

In general, the bond market has responded well to the slowing economy. Long-term interest rates have declined over the past year, largely because of low inflation. Investors holding longer term bonds earned competitive rates of interest and received modest levels of capital appreciation.

1. Source: Lipper Analytical Services, Inc., 9/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 27 out of 80 (1-year), 1 out of 22 (5-year) and 4 out of 12 (10-year) among income funds for the period ended 9/30/98.


                        5 Oppenheimer Equity Income Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How have you managed the Fund in this environment?

We've maintained a relatively defensive posture in the stock market, and lately we've been more aggressive in the bond market.

      We took profits in some of our financial services and retail stocks because they became more highly valued since we purchased them. We added the proceeds of those sales to the Fund's cash reserves. Around mid-year 1998, we used some of our cash to increase our holdings of long-term zero-coupon U.S. Treasury bonds.These bonds pay no cash interest, but are offered at deep discounts to their face values. When interest rates decline, zero-coupon bonds tend to appreciate more than conventional bonds.

What types of companies provided the most attractive opportunities over the past year?

Because we considered the stock market generally overvalued, we didn't find many industries that represented particularly attractive buying opportunities. However, there were certain sectors of the market that we had invested in when valuations were much lower. As their stock prices rose during the period, these areas enhanced the performance of the Fund. Industries in this group included financial services companies, such as banks, specialty retailers, and later in the year, telecommunications firms and electric utilities. We bought selected companies within these industries at attractive valuations, and we remain optimistic that we will be rewarded for our patience.

      Other industries that met our value-oriented investment criteria lagged the broader stock market over the past year. These include energy companies and producers of commodities such as chemicals, paper and steel.


                        6 Oppenheimer Equity Income Fund

-------------------------------------
 Avg Annual Total Returns
-------------------------------------
For the Periods Ended 9/30/98(2)

Class A
 1 year       5 year      10 year
-------------------------------------
 (0.73)%      13.03%      12.22%
-------------------------------------

Class B
                          Since
 1 year       5 year      Inception
-------------------------------------
 (0.29)%      13.19%      13.28%
-------------------------------------

Class C
                          Since
 1 year       5 year      Inception
-------------------------------------
 3.54%         N/A        17.34%
-------------------------------------

What companies contributed most to the Fund's positive performance?

We had a number of winners over the past year. For example, we established a position in a chain of discount retail stores in early 1997 when its stock price was low because of management problems. Since then, the company has benefited from a restructuring of operations and a new management team. At the same time, the healthy U.S. economy gave the business' customers more disposable income.

      Another winning stock was American General Corp., a well-established life insurance business. It also sells annuities to teachers and operates a finance company. Since we bought its stock about two-and-a-half years ago, American General has acquired other life insurance and annuity companies. Earnings accelerated over the past six months, and the stock price has risen as a result.

      In the financial services industry, Chase Manhattan Bank Corp. has been an outstanding performer. Its stock was attractively valued late last year because of expectations that the Asian crisis would lead to loan losses. When those losses did not materialize, earnings improved and Chase's stock price rose.

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 12/1/70. The Fund's maximum sales charge for Class A shares was higher prior to 10/18/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 8/17/93). Class C returns include the contingent deferred sales charge of 1% for the 1-year return. Class C shares have an inception date of 11/1/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to a 0.75% annual asset-based sales charge.


                        7 Oppenheimer Equity Income Fund

What are your expectations for the next six months?

We're more optimistic about bonds than we are about stocks. That's because a slower economy should benefit bonds but constrain corporate earnings. While over the long term we remain confident about the stock market, we believe that in the short term we will not see returns like those of the past three years. Therefore, we intend to maintain the Fund's defensive posture, keeping cash reserves at relatively high levels until more attractive value-oriented investment opportunities arise. In addition, we currently plan to maintain our current exposure to the bond market in anticipation of potentially lower interest rates.

      In our view, this strategy should enable shareholders to participate in most of the market's gains while providing protection in case of unexpectedly severe declines. Especially when markets become volatile, managing risks is an essential part of The Right Way to Invest.

Asset Breakdown(3)

  [The following table was depicted as a pie chart in the printed materials.]

Stocks              56.9%
Bonds/Notes         21.7
Cash Equivalents    21.4

Top 10 Stock Holdings(3)
--------------------------------------------------------------
First Union Corp.                                     2.7%
--------------------------------------------------------------
Chase Manhattan Corp.                                 2.3
--------------------------------------------------------------
Philip Morris Cos., Inc.                              2.3
--------------------------------------------------------------
BankAmerica Corp.                                     1.9
--------------------------------------------------------------
Citicorp                                              1.6
--------------------------------------------------------------
RJR Nabisco Holdings Corp.                            1.3
--------------------------------------------------------------
American General Corp.                                1.2
--------------------------------------------------------------
American Express Co.                                  1.1
--------------------------------------------------------------
Allstate Corp.                                        1.0
--------------------------------------------------------------
Mellon Bank Corp.                                     1.0
--------------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of August 31, 1998, and are based on total market value of investments.


                        8 Oppenheimer Equity Income Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended August 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the fiscal year ended August 31, 1998, Oppenheimer Equity Income Fund's performance was affected by a number of factors, including the strong performance of the U.S. stock and bond markets for most of the period. The Fund's investments in financial services companies and retailers enhanced the Fund's performance, as did appreciation of its holdings of zero-coupon bonds. However, during the last few months of the fiscal year-end, investors were reacting to increasing global tensions, as well as signs of a slower domestic economy, which negatively impacted earnings growth. The bond market's overall good performance helped the Fund maintain a constant dividend for its Class A shares. The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio management strategies during its last fiscal year. The Fund's portfolio holdings, allocations and strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until August 31, 1998. In the case of Class A shares, performance is measured over a ten-year period, and in the case of Class B shares, performance is measured from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the class on November 1, 1995. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. The graphs reflect the deduction of the 5.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares.

      The Fund's performance is compared to the performance of the Standard
& Poor's (S&P) 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which does not include debt securities.


                        9 Oppenheimer Equity Income Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Equity Income Fund (Class A) and S&P 500

[The following table was originally a line graph in the printed materials.]

           Oppenheimer Equity
            Income Fund Cls A      S&P 500
            -----------------      -------
6.30.87            9425             10000
6.30.88            9618              9307
6.30.89           10897             11217
6.30.90           11885             13061
6.30.91           12323             14024
6.30.92           13587             15902
6.30.93           15865             18066
6.30.94           15968             18319
6.30.95           18469             23087
6.30.96           21907             29086
8.31.96(1)        21849             28389
8.31.97           29144             39921
8.31.98           30941             43156

Average Annual Total Return of Class A Shares of the Fund at 8/31/98(2)
1 Year 0.06%       5 Year 12.15%      10 Year 12.01%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Equity Income Fund (Class B) and S&P 500

  [The following table was originally a line graph in the printed materials.]

           Oppenheimer Equity
            Income Fund Cls B      S&P 500
            -----------------      -------
8.17.93           10000             10000
6.30.94            9765              9810
6.30.95           11216             12363
6.30.96           13188             15575
8.31.96(1)        13141             15202
8.31.97           17369             21378
8.31.98           18192             23110

Average Annual Total Return of Class B Shares of the Fund at 8/31/98(3)
1 Year 0.45%       5 Year 12.30%      Life 12.61%


                        10 Oppenheimer Equity Income Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Equity Income Fund (Class C) and S&P 500

  [The following table was originally a line graph in the printed materials.]

           Oppenheimer Equity
            Income Fund Cls C      S&P 500
            -----------------      -------
11.1.95           10000             10000
6.30.96           11050             11713
8.31.96(1)        11001             11432
8.31.97           14554             16077
8.31.98           15327             17379

Average Annual Total Return of Class C Shares of the Fund at 8/31/98(4)
1 Year 4.33%       Life 16.27%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information in the graphs for S&P 500 Index for Class B begins on 8/31/93 and for Class C begins on 10/31/95.

1. The Fund changed its fiscal year end from 6/30 to 8/31.

2. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

3. Class B shares of the Fund were first publicly offered on 8/17/93. The average annual total returns are shown net of the applicable 5% and 1% contingent deferred sales charge for the 1-year period and the life of the class, respectively. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

4. Class C shares of the Fund were first publicly offered on 11/1/95. The 1-year return is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Graphs are not drawn to same scale.


                        11 Oppenheimer Equity Income Fund

 Financials
--------------------------------------------------------------------------------



                        12 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  August 31, 1998
--------------------------------------------------------------------------------


                                                                  Market Value
                                                    Shares        See Note 1
================================================================================
Common Stocks--49.7%
--------------------------------------------------------------------------------
Basic Materials--2.3%
--------------------------------------------------------------------------------
Chemicals--0.9%
Betzdearborn, Inc.                                   200,000      $   12,300,000
--------------------------------------------------------------------------------
Dexter Corp.                                         500,000          12,375,000
--------------------------------------------------------------------------------
Lyondell Chemical Co.                                396,160           8,542,200
                                                                  --------------
                                                                      33,217,200

--------------------------------------------------------------------------------
Metals--0.2%
Reynolds Metals Co.                                  131,200           6,289,400
--------------------------------------------------------------------------------
Paper--1.2%
Sonoco Products Co.                                  660,000          16,912,500
--------------------------------------------------------------------------------
Stone Container Corp.(1)                             259,740           2,711,036
--------------------------------------------------------------------------------
Union Camp Corp.                                     200,000           7,412,500
--------------------------------------------------------------------------------
Westvaco Corp.                                       375,000           7,875,000
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                     250,000           9,390,625
                                                                  --------------
                                                                      44,301,661

--------------------------------------------------------------------------------
Consumer Cyclicals--2.6%
--------------------------------------------------------------------------------
Autos & Housing--0.6%
Ford Motor Co.                                       100,000           4,400,000
--------------------------------------------------------------------------------
Snap-On, Inc.                                        675,000          17,718,750
                                                                  --------------
                                                                      22,118,750

--------------------------------------------------------------------------------
Media--0.9%
Dun & Bradstreet Corp. (New)                         900,000          21,150,000
--------------------------------------------------------------------------------
Hollinger International, Inc.                        736,000          10,304,000
--------------------------------------------------------------------------------
R.H. Donnelley Corp.                                 160,000           2,110,000
                                                                  --------------
                                                                      33,564,000

--------------------------------------------------------------------------------
Retail: General--1.1%
Family Dollar Stores, Inc.                         1,400,000          17,762,500
--------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                              183,300           9,084,806
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                  300,000          13,631,250
                                                                  --------------
                                                                      40,478,556


                        13 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                  Market Value
                                                    Shares        See Note 1
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--8.6%
--------------------------------------------------------------------------------
Food--0.8%
SUPERVALU, Inc.                                    1,400,000      $   28,437,500
--------------------------------------------------------------------------------
Healthcare/Drugs--2.3%
American Home Products Corp.                         300,000          15,037,500
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                             300,000          29,362,500
--------------------------------------------------------------------------------
Merck & Co., Inc.                                    250,000          28,984,375
--------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.                             250,000          10,390,625
                                                                  --------------
                                                                      83,775,000

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--0.8%
Hillenbrand Industries, Inc.                         300,000          16,068,750
--------------------------------------------------------------------------------
United States Surgical Corp.                         300,000          11,981,250
                                                                  --------------
                                                                      28,050,000

--------------------------------------------------------------------------------
Household Goods--0.8%
Fort James Corp.                                     644,420          18,768,733
--------------------------------------------------------------------------------
Newell Co.                                           200,000           9,550,000
                                                                  --------------
                                                                      28,318,733

--------------------------------------------------------------------------------
Tobacco--3.9%
Philip Morris Cos., Inc.                           2,000,000          83,125,000
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                         2,200,000          47,712,500
--------------------------------------------------------------------------------
UST, Inc.                                            400,000          10,450,000
                                                                  --------------
                                                                     141,287,500

--------------------------------------------------------------------------------
Energy--2.1%
--------------------------------------------------------------------------------
Oil-Integrated--2.1%
Enron Corp.                                          425,000          17,982,813
--------------------------------------------------------------------------------
Mobil Corp.                                          100,000           6,912,500
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                           878,734          16,256,579
--------------------------------------------------------------------------------
Phillips Petroleum Co.                               200,000           8,162,500
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                 100,000           3,975,000
--------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                      400,000           9,250,000
--------------------------------------------------------------------------------
Unocal Corp.                                         200,000           6,262,500
--------------------------------------------------------------------------------
USX-Marathon Group                                   300,000           7,800,000
                                                                  --------------
                                                                      76,601,892


                        14 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                  Market Value
                                                    Shares        See Note 1
--------------------------------------------------------------------------------
Financial--26.8%
--------------------------------------------------------------------------------
Banks--19.1%
Banc One Corp.                                       800,000      $   30,400,000
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                   1,300,000          31,443,750
--------------------------------------------------------------------------------
BankAmerica Corp.                                  1,100,000          70,468,750
--------------------------------------------------------------------------------
BankBoston Corp.                                     850,000          30,334,375
--------------------------------------------------------------------------------
Bankers Trust Corp.                                  100,000           7,431,250
--------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                        1,600,000          84,800,000
--------------------------------------------------------------------------------
Citicorp                                             525,000          56,765,625
--------------------------------------------------------------------------------
Crestar Financial Corp.                              550,000          27,775,000
--------------------------------------------------------------------------------
First Chicago NBD Corp.                              550,000          34,856,250
--------------------------------------------------------------------------------
First Union Corp.                                  2,000,000          97,000,000
--------------------------------------------------------------------------------
Fleet Financial Group, Inc.                          350,000          22,946,875
--------------------------------------------------------------------------------
Greenpoint Financial Corp.                           450,000          11,334,375
--------------------------------------------------------------------------------
KeyCorp                                              750,000          19,125,000
--------------------------------------------------------------------------------
Mellon Bank Corp.                                    700,000          36,400,000
--------------------------------------------------------------------------------
National City Corp.                                  425,000          24,968,750
--------------------------------------------------------------------------------
NationsBank Corp.                                    475,000          27,075,000
--------------------------------------------------------------------------------
PNC Bank Corp.                                       301,600          12,968,800
--------------------------------------------------------------------------------
Sovereign Bancorp, Inc.                              262,216           3,195,758
--------------------------------------------------------------------------------
Summit Bancorp                                       700,000          23,887,500
--------------------------------------------------------------------------------
Union Planters Corp.                                 387,440          15,594,460
--------------------------------------------------------------------------------
Washington Mutual, Inc.                              750,000          24,000,000
                                                                  --------------
                                                                     692,771,518

--------------------------------------------------------------------------------
Diversified Financial--3.0%
American Express Co.                                 500,000          39,000,000
--------------------------------------------------------------------------------
Anthracite Capital, Inc.                             600,000           5,812,500
--------------------------------------------------------------------------------
Associates First Capital Corp., Cl. A                 78,625           4,648,703
--------------------------------------------------------------------------------
Capital One Financial Corp.                          300,000          26,250,000
--------------------------------------------------------------------------------
Household International, Inc.                        766,650          28,318,134
--------------------------------------------------------------------------------
Imperial Credit Commercial Mortgage Investment Corp  500,000           4,500,000
                                                                  --------------
                                                                     108,529,337

--------------------------------------------------------------------------------
Insurance--4.2%
Allstate Corp.                                     1,000,000          37,500,000
--------------------------------------------------------------------------------
American General Corp.                               700,000          44,975,000
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.              300,000          13,425,000
--------------------------------------------------------------------------------
IPC Holdings Ltd.                                    359,500           8,942,563
--------------------------------------------------------------------------------
Reliance Group Holdings, Inc.                      2,141,500          27,036,438
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                  700,000          21,393,750
                                                                  --------------
                                                                     153,272,751


                        15 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                  Market Value
                                                     Shares       See Note 1
--------------------------------------------------------------------------------
Real Estate Investment Trusts--0.5%
FBR Asset Investment Corp.(2)(3)                     500,000      $    7,250,000
--------------------------------------------------------------------------------
Horizon Group Properties, Inc.(1)                     30,000             105,000
--------------------------------------------------------------------------------
Prime Retail, Inc.                                   600,000           5,625,000
--------------------------------------------------------------------------------
Wilshire Real Estate Investment Trust, Inc.          330,000           4,455,000
                                                                  --------------
                                                                      17,435,000

--------------------------------------------------------------------------------
Industrial--2.0%
--------------------------------------------------------------------------------
Electrical Equipment--0.5%
AMP, Inc.                                            500,000          17,843,750
--------------------------------------------------------------------------------
Industrial Services--0.6%
--------------------------------------------------------------------------------
Browning-Ferris Industries, Inc.                     225,000           7,312,500
--------------------------------------------------------------------------------
H&R Block, Inc.                                      400,000          15,650,000
                                                                  --------------
                                                                      22,962,500

--------------------------------------------------------------------------------
Manufacturing--0.9%
Cooper Industries, Inc.                              163,333           6,951,861
--------------------------------------------------------------------------------
Pall Corp.                                           400,000           8,200,000
--------------------------------------------------------------------------------
Tenneco, Inc. (New)                                  500,000          15,843,750
                                                                  --------------
                                                                      30,995,611

--------------------------------------------------------------------------------
Utilities--5.3%
--------------------------------------------------------------------------------
Electric Utilities--3.7%
Allegheny Energy, Inc.                               300,000           7,987,500
--------------------------------------------------------------------------------
Central & South West Corp.                           500,000          13,062,500
--------------------------------------------------------------------------------
FirstEnergy Corp.                                    400,000          11,550,000
--------------------------------------------------------------------------------
Florida Progress Corp.                               500,000          21,093,750
--------------------------------------------------------------------------------
Illinova Corp.                                       700,000          18,068,750
--------------------------------------------------------------------------------
New Century Energies, Inc.                           200,000           9,225,000
--------------------------------------------------------------------------------
Potomac Electric Power Co.                           400,000           9,800,000
--------------------------------------------------------------------------------
SCANA Corp.                                          300,000           9,206,250
--------------------------------------------------------------------------------
Texas Utilities Co.                                  500,000          21,250,000
--------------------------------------------------------------------------------
Unicom Corp.                                         300,000          10,687,500
                                                                  --------------
                                                                     131,931,250

--------------------------------------------------------------------------------
Telephone Utilities--1.6%
GTE Corp.                                            550,000          27,500,000
--------------------------------------------------------------------------------
Portugal Telecom SA, Sponsored ADR                    75,700           3,146,281
--------------------------------------------------------------------------------
SBC Communications, Inc.                             700,000          26,600,000
--------------------------------------------------------------------------------
                                                                      57,246,281
                                                                  --------------
Total Common Stocks (Cost $1,176,067,467)                          1,799,428,190


                        16 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Market Value
                                                                               Shares     See Note 1
========================================================================================================
Preferred Stocks--4.4%
--------------------------------------------------------------------------------------------------------
American Heritage Life Investment Corp., 8.50% Cv. Preferred                      35,000  $    2,047,500
--------------------------------------------------------------------------------------------------------
Armco, Inc., $3.625 Cv. Cum                                                      200,000       8,550,000
--------------------------------------------------------------------------------------------------------
Banco Commercial Portuguese International Bank Ltd.,
8% Cv. Preferred Stock, Series A                                                 165,400      16,540,000
--------------------------------------------------------------------------------------------------------
California Federal Preferred Capital Corp., 9.125% Non-Cum
Exchangeable Preferred, Series A, Non-Vtg                                         55,000       1,454,063
--------------------------------------------------------------------------------------------------------
Chiquita Brands International, Inc., $3.75 Cv., Series B                         180,000       8,730,000
--------------------------------------------------------------------------------------------------------
Dollar General Corp., 8.50% Cv. Preferred Stock                                  451,800      14,457,600
--------------------------------------------------------------------------------------------------------
Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
Preferred Securities(4)                                                          250,000      10,187,500
--------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Gtd. Nts., 12/1/06(2)             1,600,000       1,608,000
--------------------------------------------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv. Preferred Stock, Series A                        162,500       8,287,500
--------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 7.25% Cv. Cum. Jr. Preferred, Non-Vtg.(4)(5)            53,723       5,969,968
--------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 8.25% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                           1,450,000      11,146,875
--------------------------------------------------------------------------------------------------------
National Australia Bank Ltd., ExCaps (each ExCap consists of
$25 principal amount of 7.875% Perpetual Capital Security
and a purchase contract entitling the holder to exchange
ExCaps for ordinary shares of the bank)(6)                                       590,000      16,003,750
--------------------------------------------------------------------------------------------------------
Newell Financial Trust I, 5.25% Cv. Preferred Stock(1)(4)                        244,000      13,999,500
--------------------------------------------------------------------------------------------------------
PLC Capital Trust II, 6.50% Cv. Cum. Preferred Redeemable
Income Dividend Enhanced Securities                                               56,500       3,121,625
--------------------------------------------------------------------------------------------------------
St. George Bank, ADR $1.35 Cv. Structured Yield Product
Exchangeable for Common Stock of St. George Bank, ADR(1)(2)                       96,000       4,416,000
--------------------------------------------------------------------------------------------------------
Texas Utilities Co., 9.25% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                             176,500       9,277,281
--------------------------------------------------------------------------------------------------------
Trans World Airlines, Inc., $4.625 Cv. Cum. Preferred Stock(1)(4)                200,000      11,100,000
--------------------------------------------------------------------------------------------------------
Union Pacific Capital Trust, 6.25% Cum. Term Income
Deferrable Equity Securities, Non-Vtg.(1)                                        131,400       5,863,725
--------------------------------------------------------------------------------------------------------
WBK Trust, 6% Structured Yield Product Exchangeable
for Stock of WestPac Bank Corp., 11/15/00                                        205,000       5,125,000
                                                                                          --------------
Total Preferred Stocks (Cost $156,437,127)                                                   157,885,887


                        17 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                   Market Value
                                                                        Shares     See Note 1
=================================================================================================
Other Securities--3.1%
-------------------------------------------------------------------------------------------------
American General Delaware LLC, $3.00 Cv. Monthly
Income Preferred Securities, Series A                                    75,000    $    6,150,000
-------------------------------------------------------------------------------------------------
Corning Delaware LP, 6% Cv. Monthly Income Preferred Securities         150,000         7,200,000
-------------------------------------------------------------------------------------------------
Enron Corp., 6.25% Cv. Automatic Common Exchangeable Securities,
Redeemable into Enron Oil & Gas Co. Common Stock                        270,000         3,864,375
-------------------------------------------------------------------------------------------------
Houston Industries, Inc., 7% Automatic Common Exchange Securities,
Exchangeable for Time Warner, Inc. Common Stock, 7/1/00                 175,800        12,569,700
-------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                     50,000         1,787,500
-------------------------------------------------------------------------------------------------
MCN Energy Group, Inc., 8.75% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                    135,000         2,438,437
-------------------------------------------------------------------------------------------------
MediaOne Group, Inc., 7.625% Cv. Debt Exchangeable
for Common Stock                                                        415,000        17,793,125
-------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 6% Cv. Structured Yield
Product Exchangeable for Common Stock of
Cox Communications, Inc., 6/1/99                                        300,000        10,650,000
-------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income
Preferred Securities, Non-Vtg.(4)                                       200,000        10,325,000
-------------------------------------------------------------------------------------------------
Premier Parks, Inc., 7.50% Cum. Cv. Premium Income
Equity Securities, Non-Vtg                                              499,000        19,710,500
-------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 7.625% Cv. Preferred,
Debt Exchangeable for Common Stock of Financial Security
Assurance Holdings Ltd., 5/15/99                                        460,000        18,917,500
                                                                                   --------------
Total Other Securities (Cost $95,619,625)                                             111,406,137

                                                                    Face
                                                                    Amount(7)
=================================================================================================
U.S. Government Obligations--14.6%
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.94%, 5/15/21(8)                      $700,000,000      200,649,400
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.20%, 8/15/08(8)                       150,000,000       89,549,850
-------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 7.20%, 8/15/20(8)                       800,000,000      238,468,800
                                                                                   --------------
Total U.S. Government Obligations (Cost $391,442,076)                                 528,668,050

=================================================================================================
Foreign Government Obligations--1.5%
-------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds, Series L, 6.625%, 3/31/05(9)           6,175,000         4,191,281
-------------------------------------------------------------------------------------------------
Canada (Government of) Bonds, 7.50%, 9/1/00CAD                       19,460,000        12,845,331
-------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(4)                 9,000,000         6,907,500
-------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.45%, 12/23/23(9)         1,250,000           903,125
-------------------------------------------------------------------------------------------------
New South Wales State Bank Bonds, 9.25%, 2/18/03AUD                   9,900,000         6,249,442
-------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts., 8%, 8/14/01AUD     33,650,000        20,242,885
-------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds, Series 153, 13%, 8/31/10ZAR        27,500,000         2,930,555
-------------------------------------------------------------------------------------------------
South Australia (Government of) Bonds, 9%, 9/23/02AUD                 3,000,000         1,869,092
                                                                                   --------------
Total Foreign Government Obligations (Cost $69,521,544)                                56,139,211


                        18 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      Face          Market Value
                                                                      Amount(7)     See Note 1
==================================================================================================
Non-Convertible Corporate Bonds and Notes--2.9%
--------------------------------------------------------------------------------------------------
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                              $3,000,000   $    3,007,500
--------------------------------------------------------------------------------------------------
Auburn Hills Trust, 11.74% Gtd. Exchangeable Certificates, 5/1/20(9)    5,000,000        8,279,665
--------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                  2,500,000        2,787,500
--------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                 4,350,000        4,632,750
--------------------------------------------------------------------------------------------------
Calpine Corp., 8.75% Sr. Nts., 7/15/07                                    875,000          879,375
--------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 9.125% Sr. Unsec. Nts., 4/15/06                2,400,000        1,956,000
--------------------------------------------------------------------------------------------------
Comcast Corp., 10.25% Sr. Sub. Debs., 10/15/01                          6,000,000        6,330,000
--------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                     6,350,000        6,318,250
--------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 9.875% Sr. Sub. Debs., 4/1/23                       2,000,000        2,130,000
--------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11          6,000,000        6,630,000
--------------------------------------------------------------------------------------------------
Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., Series B, 6/15/06(2)      5,000,000        4,950,000
--------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03         6,190,000        6,793,525
--------------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Gtd. Sr. Nts., 12/15/01                     3,000,000        3,045,000
--------------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9.25% Gtd. Sr
Sub. Nts., 2/1/06                                                       5,000,000        5,025,000
--------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09         3,000,000        2,857,500
--------------------------------------------------------------------------------------------------
Lenfest Communications, Inc., 8.375% Sr. Unsec. Nts., 11/1/05           6,000,000        6,270,000
--------------------------------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts., Series B, 9/1/07                         2,000,000        1,870,000
--------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03(2)        9,000,000        9,292,500
--------------------------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07                   2,000,000        1,985,000
--------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(2)         1,984,872        1,421,665
--------------------------------------------------------------------------------------------------
Viacom International, Inc., 10.25% Sr. Sub. Nts., 9/15/01              12,000,000       13,204,968
--------------------------------------------------------------------------------------------------
WorldCom, Inc., 9.375% Sr. Nts., 1/15/04(2)                             3,343,000        3,678,597
                                                                                    --------------
Total Non-Convertible Corporate Bonds and Notes (Cost $96,917,070)                     103,344,795

==================================================================================================
Convertible Corporate Bonds and Notes--2.3%
--------------------------------------------------------------------------------------------------
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                  10,000,000       11,800,000
--------------------------------------------------------------------------------------------------
Apple Computer, Inc., 6% Cv. Sub. Nts., 6/1/01                         10,500,000       12,862,500
--------------------------------------------------------------------------------------------------
Cirrus Logic, Inc., 6% Cv. Sub. Nts., 12/15/03(4)                      11,000,000        7,493,750
--------------------------------------------------------------------------------------------------
Inco Ltd., 5.75% Cv. Debs., 7/1/04                                      9,700,000        8,245,000
--------------------------------------------------------------------------------------------------
Inco Ltd., 7.75% Cv. Debs., 3/15/16                                     9,800,000        8,807,750
--------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc., 5.50% Cv. Sub. Nts., 6/1/02         7,000,000        5,372,500
--------------------------------------------------------------------------------------------------
Mutual Risk Management Ltd., Zero Coupon
Exchangeable Sub. Debs., 5.25%, 10/30/15(4)(8)                         19,500,000       12,918,750
--------------------------------------------------------------------------------------------------
Oryx Energy Co., 7.50% Cv. Sub. Debs., 5/15/14                          7,000,000        6,746,250
--------------------------------------------------------------------------------------------------
VLSI Technology, Inc., 8.25% Cv. Sub. Nts., 10/1/05                    10,100,000        9,405,625
                                                                                    --------------
Total Convertible Corporate Bonds and Notes (Cost $77,954,401)                          83,652,125


                        19 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                        Face            Market Value
                                                                        Amount(7)       See Note 1
======================================================================================================
Structured Instruments--0.4%
------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 5/31/02 (representing a basket of reference loans and a total return swap between
Chase Manhattan Bank and the Trust)(2)(10)                              $ 7,681,000     $    7,681,000
------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 7.44%, 4/28/02
(representing a basket of reference loans and a total return
swap between Chase Manhattan Bank and the Trust)(2)(9)                    7,319,000          7,484,168
                                                                                        --------------
Total Structured Instruments (Cost $15,485,088)                                             15,165,168

======================================================================================================
Short-Term Notes--14.5%(11)
------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.50%, 10/2/98                            50,000,000         49,763,194
------------------------------------------------------------------------------------------------------
American Express Credit Corp., 5.51%, 9/23/98                            50,000,000         49,831,639
------------------------------------------------------------------------------------------------------
Baxter International, Inc., 5.55%, 9/3/98                                30,000,000         29,990,750
------------------------------------------------------------------------------------------------------
Baxter International, Inc., 5.56%, 9/8/98                                30,000,000         29,967,567
------------------------------------------------------------------------------------------------------
CIESCO, LP, 5.52%, 10/5/98                                               50,000,000         49,739,333
------------------------------------------------------------------------------------------------------
CIT Group Holdings, Inc., 5.53%, 9/2/98                                  50,000,000         49,992,319
------------------------------------------------------------------------------------------------------
Countrywide Home Loans, 5.54%, 9/28/98                                   25,000,000         24,895,938
------------------------------------------------------------------------------------------------------
Countrywide Home Loans, 5.58%, 9/2/98                                    26,000,000         25,995,970
------------------------------------------------------------------------------------------------------
First Data Corp., 5.52%, 9/22/98                                         40,000,000         39,871,200
------------------------------------------------------------------------------------------------------
First Data Corp., 5.52%, 9/8/98                                          50,000,000         49,946,333
------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 5.53%, 9/24/98                           50,000,000         49,823,347
------------------------------------------------------------------------------------------------------
Norwest Corp., 5.51%, 10/8/98                                            50,000,000         49,716,847
------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.52%, 9/14/98                                 25,000,000         24,950,167
                                                                                        --------------
Total Short-Term Notes (Cost $524,484,604)                                                 524,484,604

======================================================================================================
Repurchase Agreements--7.0%
------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 5.75%, dated 8/31/98, to be repurchased at $253,340,458 on 9/1/98,
collateralized by U.S. Treasury Bonds, 7.625%-13.125%,
5/15/01-11/15/22, with a value of $244,798,746, and U.S. Treasury
Nts., 5.50%-6.50%, 1/31/03-10/15/06,with a value of
$14,033,919 (Cost $253,300,000)                                         253,300,000        253,300,000

------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,857,229,002)                             100.4%     3,633,474,167
------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                          (0.4)       (14,232,174)
                                                                        -----------     --------------
Net Assets                                                                    100.0%    $3,619,241,993
                                                                        ===========     ==============


                        20 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 31, 1998. The aggregate fair value of securities of affiliated companies held by the Fund as of August 31, 1998, amounts to $7,250,000. Transactions during the period in which the issuer was an affiliate are as follows:

                            Shares                              Shares
                            August 31,  Gross       Gross       August 31,  Dividend
                            1997        Additions   Reductions  1998        Income
------------------------------------------------------------------------------------
FBR Asset Investment Corp.  --          500,000     --          500,000     $275,000

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $78,901,968 or 2.18% of the Fund's net assets as of August 31, 1998.

5. Interest or dividend is paid-in-kind.

6. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

7. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD--Australian Dollar
CAD--Canadian Dollar
ZAR--South African Rand

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Represents the current interest rate for a variable rate security.

10. When-issued security to be delivered and settled after August 31,1998.

11. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                        21 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  August 31, 1998
--------------------------------------------------------------------------------


================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $2,847,229,002)                      $3,626,224,167
Affiliated companies (cost $10,000,000)                                7,250,000
--------------------------------------------------------------------------------
Receivables:
Interest and dividends                                                10,201,018
Shares of beneficial interest sold                                     5,021,164
--------------------------------------------------------------------------------
Other                                                                    102,998
                                                                  --------------
Total assets                                                       3,648,799,347

================================================================================
Liabilities
Bank overdraft                                                         2,683,739
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 17,811,783
Shares of beneficial interest redeemed                                 6,450,657
Distribution and service plan fees                                     1,338,174
Transfer and shareholder servicing agent fees                            586,335
Shareholder reports                                                      425,446
Custodian fees                                                            60,267
Other                                                                    200,953
                                                                  --------------
Total liabilities                                                     29,557,354

================================================================================
Net Assets                                                        $3,619,241,993
                                                                  ==============
================================================================================
Composition of Net Assets
Paid-in capital                                                   $2,618,657,524
--------------------------------------------------------------------------------
Undistributed net investment income                                   24,389,841
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions             200,032,683
--------------------------------------------------------------------------------
Net unrealized appreciation on investments                           776,161,945
                                                                  --------------
Net assets                                                        $3,619,241,993
                                                                  ==============


                        22 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,889,472,020 and 210,161,974 shares of beneficial
interest outstanding)                                                     $13.75
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $14.59

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $634,775,074 and 46,558,894 shares of beneficial
interest outstanding)                                                     $13.63

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $94,994,899 and 6,969,876 shares of beneficial
interest outstanding)                                                     $13.63

See accompanying Notes to Financial Statements.


                        23 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Year Ended August 31, 1998
--------------------------------------------------------------------------------


=======================================================================================
Investment Income
Interest                                                                  $  88,135,493
---------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $144,403)        69,819,505
Affiliated companies                                                            275,000
                                                                          -------------
Total income                                                                158,229,998

=======================================================================================
Expenses
Management fees--Note 4                                                      19,364,160
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                       6,047,155
Class B                                                                       5,744,260
Class C                                                                         769,244
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                         3,984,343
---------------------------------------------------------------------------------------
Shareholder reports                                                             885,703
---------------------------------------------------------------------------------------
Registration and filing fees                                                    277,086
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                     147,571
---------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                      82,493
---------------------------------------------------------------------------------------
Trustees' fees and expenses                                                      70,611
---------------------------------------------------------------------------------------
Insurance expenses                                                               29,675
---------------------------------------------------------------------------------------
Other                                                                            60,430
                                                                          -------------
Total expenses                                                               37,462,731

=======================================================================================
Net Investment Income                                                       120,767,267

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                 235,576,019
Foreign currency transactions                                                (3,519,103)
                                                                          -------------
Net realized gain                                                           232,056,916

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                (168,879,300)
Translation of assets and liabilities denominated in foreign currencies      (7,659,603)
                                                                          -------------
Net change                                                                 (176,538,903)
                                                                          -------------
Net realized and unrealized gain                                             55,518,013

=======================================================================================
Net Increase in Net Assets Resulting from Operations                      $ 176,285,280
                                                                          =============

See accompanying Notes to Financial Statements.


                        24 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Year Ended August 31,
                                                          1998              1997
===========================================================================================
Operations
Net investment income                                     $  120,767,267   $  108,795,712
-----------------------------------------------------------------------------------------
Net realized gain                                            232,056,916      156,172,442
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       (176,538,903)     524,310,151
                                                          --------------   --------------
Net increase in net assets resulting from operations         176,285,280      789,278,305

=========================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                      (99,500,973)     (90,387,132)
Class B                                                      (13,977,579)      (9,876,167)
Class C                                                       (1,859,540)        (666,754)
-----------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                     (154,035,012)     (74,843,781)
Class B                                                      (26,561,696)      (9,970,652)
Class C                                                       (3,223,836)        (386,132)

=========================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                      253,723,804       85,811,376
Class B                                                      234,393,363       99,076,120
Class C                                                       52,477,300       36,069,145

=========================================================================================
Net Assets
Total increase                                               417,721,111      824,104,328
-----------------------------------------------------------------------------------------
Beginning of period                                        3,201,520,882    2,377,416,554
                                                          --------------   --------------
End of period (including undistributed net investment
income of $24,389,841 and $18,883,337, respectively)      $3,619,241,993   $3,201,520,882
                                                          ==============   ==============

See accompanying Notes to Financial Statements.


                        25 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                              Class A
                                              ----------------------------------------------------

                                              Year Ended August 31,            Year Ended June 30,
                                              1998      1997      1996(2)      1996       1995
==================================================================================================
Per Share Operating Data
Net asset value, beginning of period          $14.12    $11.36    $11.39       $10.25     $9.44
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .50       .47       .09          .50       .50
Net realized and unrealized gain (loss)          .41      3.17      (.12)        1.36       .92
                                              ------    ------    ------       ------    ------
Total income (loss) from investment
operations                                       .91      3.64      (.03)        1.86      1.42

--------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.49)     (.48)       --         (.48)     (.48)
Dividends in excess of net investment
income                                            --        --        --           --        --
Distributions from net realized gain            (.79)     (.40)       --         (.24)     (.13)
Distributions in excess of net realized gain      --        --        --           --        --
                                              ------    ------    ------       ------    ------
Total dividends and distributions
to shareholders                                (1.28)     (.88)       --         (.72)     (.61)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                $13.75    $14.12    $11.36       $11.39    $10.25
                                              ======    ======    ======       ======    ======
==================================================================================================
Total Return, at Net Asset Value(4)             6.17%    33.39%    (0.26)%      18.61%    15.66%

==================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)       $2,889    $2,722    $2,110       $2,141    $1,893
--------------------------------------------------------------------------------------------------
Average net assets (in millions)              $3,072    $2,446    $2,109       $2,054    $1,798
--------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           3.47%     3.97%     3.28%(5)     4.51%     5.15%
Expenses                                        0.87%     0.88%     0.94%(5)     0.89%     0.96%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                      18.1%     23.7%     13.5%        42.9%     45.7%

1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from August 17, 1993 (inception of offering) to June 30, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.

5. Annualized.


                        26 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         Class B
                                                         -----------------------------------------------------------

                                                         Year Ended August 31,            Year Ended June 30,
                                               1994      1998      1997      1996(2)      1996       1995     1994(3)
====================================================================================================================
Per Share Operating Data
Net asset value, beginning of period           $10.01    $14.01    $11.29    $11.33       $10.21     $9.40    $10.22
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .47       .39       .37       .07          .41       .43       .36
Net realized and unrealized gain (loss)          (.39)      .40      3.13      (.11)        1.35       .91      (.58)
                                               ------    ------    ------    ------       ------    ------    ------
Total income (loss) from investment
operations                                        .08       .79      3.50      (.04)        1.76      1.34      (.22)

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.47)     (.38)     (.38)       --         (.40)     (.40)     (.42)
Dividends in excess of net investment
income                                           (.01)       --        --        --           --        --      (.01)
Distributions from net realized gain             (.12)     (.79)     (.40)       --         (.24)     (.13)     (.12)
Distributions in excess of net realized gain     (.05)       --        --        --           --        --      (.05)
                                               ------    ------    ------    ------       ------    ------    ------
Total dividends and distributions
to shareholders                                  (.65)    (1.17)     (.78)       --         (.64)     (.53)     (.60)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.44    $13.63    $14.01    $11.29       $11.33    $10.21     $9.40
                                               ======    ======    ======    ======       ======    ======    ======
====================================================================================================================
Total Return, at Net Asset Value(4)              0.65%     5.32%    32.17%    (0.35)%      17.58%    14.87%    (2.35)%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)        $1,773      $635      $431      $260         $252      $161       $88
--------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $1,832      $575      $344      $255         $208      $122       $47
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            4.72%     2.68%     3.16%     2.48%(5)     3.68%     4.34%     3.99%(5)
Expenses                                         0.90%     1.67%     1.69%     1.76%(5)     1.72%     1.79%     1.82%(5)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       30.4%     18.1%     23.7%     13.5%        42.9%     45.7%     30.4%

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $572,000,878 and $670,953,766, respectively.


                        27 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                     Class C
                                                     ---------------------------------------
                                                                                      Period
                                                                                      Ended
                                                     Year Ended August 31,            June 30,
                                                     1998      1997      1996(2)      1996(1)
============================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $14.02    $11.30    $11.35       $10.76
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .39       .40       .07          .28
Net realized and unrealized gain (loss)                 .40      3.12      (.12)         .88
                                                     ------    ------    ------       ------
Total income (loss) from investment operations          .79      3.52      (.05)        1.16

--------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.39)     (.40)       --         (.33)
Dividends in excess of net investment income             --        --        --           --
Distributions from net realized gain                   (.79)     (.40)       --         (.24)
Distributions in excess of net realized gain             --        --        --           --
                                                     ------    ------    ------       ------
Total dividends and distribution to shareholders      (1.18)     (.80)       --         (.57)
--------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.63    $14.02    $11.30       $11.35
                                                     ======    ======    ======       ======
============================================================================================
Total Return, at Net Asset Value(4)                    5.30%    32.31%    (0.44)%      10.50%

============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)                 $95       $48        $7           $6
--------------------------------------------------------------------------------------------
Average net assets (in millions)                        $77       $25        $7           $3
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  2.68%     3.15%     2.55%(5)     3.53%(5)
Expenses                                               1.67%     1.69%     1.79%(5)     1.81%(5)
--------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                             18.1%     23.7%     13.5%        42.9%

1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

3. For the period from August 17, 1993 (inception of offering) to June 30, 1994.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $572,000,878 and $670,953,766, respectively.

See accompanying Notes to Financial Statements.


                        28 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek as much current income as is compatible with prudent investment. Its secondary objective is to conserve principal while providing an opportunity for capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                        29 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $77,329, a decrease in paid-in capital of $1,648,429, and an increase in accumulated realized gain on investments of $1,571,100.


                        30 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended August 31, 1998   Year Ended August 31, 1997
                             --------------------------   --------------------------
                             Shares        Amount         Shares        Amount
------------------------------------------------------------------------------------
Class A:
Sold                          28,301,749   $425,894,349    22,312,307   $286,390,507
Dividends and distributions
reinvested                    16,366,250    238,084,133    12,636,963    155,744,291
Redeemed                     (27,270,231)  (410,254,678)  (27,925,816)  (356,323,422)
                             -----------   ------------   -----------   ------------
Net increase                  17,397,768   $253,723,804     7,023,454    $85,811,376
                             ===========   ============   ===========   ============

------------------------------------------------------------------------------------
Class B:
Sold                          17,875,704   $267,182,429     9,869,512   $126,478,575
Dividends and distributions
reinvested                     2,649,899     38,263,417     1,509,887     18,517,384
Redeemed                      (4,755,561)   (71,052,483)   (3,589,063)   (45,919,839)
                             -----------   ------------   -----------   ------------
Net increase                  15,770,042   $234,393,363     7,790,336    $99,076,120
                             ===========   ============   ===========   ============

------------------------------------------------------------------------------------
Class C:
Sold                           4,117,941    $61,626,191     3,032,244    $39,122,283
Dividends and distributions
reinvested                       342,326      4,949,150        81,260      1,020,485
Redeemed                        (941,057)   (14,098,041)     (315,866)    (4,073,623)
                             -----------   ------------   -----------   ------------
Net increase                   3,519,210    $52,477,300     2,797,638    $36,069,145
                             ===========   ============   ===========   ============


                        31 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1998, net unrealized appreciation on investments of $776,245,165 was composed of gross appreciation of $890,740,506, and gross depreciation of $114,495,341.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $100 million of average annual net assets, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of average annual net assets in excess of $500 million.

            For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $8,057,145, of which $2,429,799 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $8,780,583 and $551,784, respectively, of which $779,103 and $37,137, respectively, was paid to an affiliated broker/dealer. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $631,183 and $23,959, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1998, OFDI paid $436,769 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                        32 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI paid $85,448 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $4,717,686 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $15,529,526 for Class B.

            The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI paid $4,936 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $535,009 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $1,178,202 for Class C.


                        33 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Illiquid and Restricted Securities

At August 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at August 31, 1998, was $47,781,930, which represents 1.32% of the Fund's net assets.

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended August 31, 1998.


                        34 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Equity Income Fund as of August 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the two-year period then ended, and the financial highlights for the period July 1, 1993, to August 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998, by correspondence with the custodian and brokers; and where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund at August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP

Denver, Colorado
September 22, 1998


                        35 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $0.9265, $0.8930 and $0.8941 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 18, 1997, of which, for each class of shares, $0.1950 was designated as a capital gain distribution in the "28% Rate Group" and $0.5043 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

            Dividends paid by the Fund during the year ended August 31, 1998, which are not designated as capital gain distributions should be multiplied by 44.61% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                        36 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Shareholder Meeting  (Unaudited)


================================================================================
On April 16, 1998, a shareholder meeting was held at which the twelve Trustees identified below were elected, the selection of Deloitte & Touche LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning September 1, 1997, was ratified (Proposal No. 1) and the Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 2) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                                          Broker
Nominee/Proposal       For              Against        Withheld/Abstain   Non-Votes   Total
-----------------------------------------------------------------------------------------------------
Trustees
Robert G. Avis         144,602,008.738  1,507,792.502                      2,733,380  146,109,801.240
William A. Baker       144,498,255.459  1,611,545.781                      2,733,380  146,109,801.240
George C. Bowen        144,509,513.983  1,600,287.257                      2,733,380  146,109,801.240
Charles Conrad, Jr.    144,501,200.166  1,608,601.074                      2,733,380  146,109,801.240
Jon S. Fossel          144,556,611.936  1,553,189.304                      2,733,380  146,109,801.240
Sam Freedman           144,445,620.426  1,664,180.814                      2,733,380  146,109,801.240
Raymond J. Kalinowski  144,552,873.688  1,556,927.552                      2,733,380  146,109,801.240
C. Howard Kast         144,392,562.770  1,717,238.470                      2,733,380  146,109,801.240
Robert M. Kirchner     144,549,116.329  1,560,684.911                      2,733,380  146,109,801.240
Bridget A. Macaskill   144,500,968.474  1,608,832.766                      2,733,380  146,109,801.240
Ned M. Steel           144,484,816.936  1,624,984.304                      2,733,380  146,109,801.240
James C. Swain         144,484,816.936  1,624,984.304                      2,733,380  146,109,801.240
Proposal No. 1         144,000,109.956  1,015,501.302  1,144,556.400       2,733,380  146,160,167.658
Proposal No. 2         120,203,177.270  3,475,207.964  2,698,258.731      22,623,782  126,376,643.965


                        37 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 Oppenheimer Equity Income Fund
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee
                         Sam Freedman, Trustee
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         George C. Bowen, Trustee, Vice President, Treasurer and
                           Assistant Secretary
                         Andrew J. Donohue, Vice President and Secretary
                         John P. Doney, Vice President
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     Deloitte & Touche LLP

================================================================================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

                         This is a copy of a report to shareholders of Oppenheimer Equity Income Fund. This report must be preceded by a Prospectus of Oppenheimer Equity Income Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                        38 Oppenheimer Equity Income Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------


===============================================================================================
Real Asset Funds
-----------------------------------------------------------------------------------------------
Real Asset Fund                 Gold & Special Minerals Fund

===============================================================================================
Global Stock Funds
-----------------------------------------------------------------------------------------------
Developing Markets Fund         International Growth Fund        Quest Global Value Fund
International Small             Global Fund                      Global Growth & Income Fund
  Company Fund

===============================================================================================
Stock Funds
-----------------------------------------------------------------------------------------------
Enterprise Fund                 MidCap Fund                      Growth Fund
Discovery Fund                  Capital Appreciation Fund        Disciplined Value Fund
Quest Small Cap Value Fund      Quest Capital Value Fund         Quest Value Fund

===============================================================================================
Stock & Bond Funds
-----------------------------------------------------------------------------------------------
Main Street Income &            Total Return Fund                Disciplined Allocation Fund
  Growth Fund                   Quest Balanced                   Multiple Strategies Fund
Quest Opportunity                 Value Fund(1)                  Convertible Securities Fund(2)
  Value Fund                    Equity Income Fund

===============================================================================================
Taxable Bond Funds
-----------------------------------------------------------------------------------------------
International Bond Fund         Champion Income Fund             U.S. Government Trust
World Bond Fund                 Strategic Income Fund            Limited-Term Government Fund
High Yield Fund                 Bond Fund

===============================================================================================
Municipal Bond Funds
-----------------------------------------------------------------------------------------------
California Municipal Fund(3)    Pennsylvania Municipal Fund(3)   Rochester Division:
Florida Municipal Fund(3)       Municipal Bond Fund              Rochester Fund Municipals
New Jersey Municipal Fund(3)    Insured Municipal Fund           Limited Term New York
New York Municipal Fund(3)      Intermediate Municipal Fund        Municipal Fund

===============================================================================================
Money Market Funds(4)
-----------------------------------------------------------------------------------------------
Money Market Fund               Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                        39 Oppenheimer Equity Income Fund

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

--------------------------
 www.oppenheimerfunds.com
--------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

--------------------------
 1-800-525-7048
--------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

--------------------------
 1-800-852-8457
--------------------------

PhoneLink
24-hr automated information
and automated transactions

--------------------------
 1-800-533-3310
--------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

--------------------------
 1-800-843-4461
--------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

--------------------------
 1-800-835-3104
--------------------------

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0300.001.0898  October 30, 1998